UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 10, 2020

MEDMEN ENTERPRISES INC
(Exact Name of Registrant as Specified in Its Charter)

British Columbia

(State or Other Jurisdiction of Incorporation)

000-56199	98-1431779
(Commission File Number)	(IRS Employer Identification No.)

10115 Jefferson Boulevard, Culver City, CA	90232
(Address of Principal Executive Offices)	(Zip Code)

(424) 330-2082

(Registrant’s Telephone Number, Including Area Code)

______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Rule 425 under the Securities Act (17 CFR 230.425)

☐	Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Ben Rose as Chairman and Director; Appointment of Tom Lynch as Interim Chairman

On December 14, 2020, Benjamin Rose provided his resignation to the Board of Directors of MedMen Enterprises Inc. (the “Company”), effective immediately.  The Board has appointed Tom Lynch, the Company’s interim Chief Executive Officer, as interim Chairman of the Board.  As of the date of this Current Report on Form 8-K, no new compensatory arrangements have been entered into with Mr. Lynch in connection with his appointment as Chairman. Biographical and other information about Mr. Lynch is included in the Company’s registration statement on Form 10, as amended, originally filed with the U.S. Securities and Exchange Commission (“SEC”) on August 24, 2020.

Appointment of Reece Fulgham as Interim Chief Financial Officer; Resignation of Zeeshan Hyder as Chief Financial Officer

On December 16, 2020, Zeeshan Hyder notified the Company of his decision to resign as Chief Financial Officer, effective immediately prior to the start date of a new chief financial officer. Mr. Hyder’s resignation is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

On December 17, 2020, the Company appointed Reece Fulgham as Interim Chief Financial Officer effective December 21, 2020.  In order to assist with the transition, Mr. Hyder will remain with the Company until January 1, 2021.

Reece Fulgham, 59, has been a Managing Director at SierraConstellation Partners (“SCP”), which provides interim management and advisory services to the Company, since January 2013.  At SCP, Mr. Fulgham provides advisor, restructuring and interim management services to middle-market companies. Mr. Fulgham, a former CPA, has over 30 years of accounting, financial management and restructuring experience. He has worked as an auditor, board member, interim operating manager and advisor with companies such as Hollywood Video, Epic Resorts, American Golf, Imperial Sugar, West Coast Foods, National Dollar Stores, and Pronghorn Resorts.  Currently, he serves as a board member of Trussway Holdings, Inc. and Cornerstone Healthcare Group Holdings, Inc.  Mr. Fulgham received his bachelor’s degree in Accounting from Texas State University.

Mr. Fulgham and the Company did not enter into, and do not anticipate entering into, any compensatory arrangements in connection with his appointment as interim Chief Financial Officer.  See below for fees paid to SCP in connection with its services provided to the Company.

In March 2020, the Company retained SCP, an interim management and advisory firm, to support the Company in the development and execution of its turnaround and restructuring plan. As part of the engagement, Tom Lynch was appointed as Interim Chief Executive Officer and Chief Restructuring Officer, and Tim Bossidy was appointed as Interim Chief Operating Officer. Mr. Lynch is a Partner and Senior Managing Director at SCP. Mr. Bossidy is a Director at SCP. Since the beginning of the fiscal year until November 30, 2020, the Company has paid approximately $1,111,767 in fees to SCP for interim management and restructuring support.

Other than as described above, there are no arrangements or understandings between Mr. Fulgham and any other person pursuant to which he was appointed to serve as Interim Chief Financial Officer of the Company and Mr. Fulgham does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Fulgham and any director or executive officer of the Company.

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual general meeting of shareholders on November 10, 2020. As of the record date of September 11, 2020, there were a total of 815,295 MedMen Class A Super Voting Shares (“Super Voting Shares”) and 436,611,075 Class B Subordinate Voting Shares (“Subordinate Voting Shares”) issued and outstanding and 1,251,906,116 outstanding votes.  Each Super Voting Share entitles the holder thereof to 1,000 votes and each Subordinate Voting Share entitles the holder thereof to one vote.  There were 822,825,905 votes present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of shareholders were as follows:

Set Number of Directors: To set the number of directors of the Company for the ensuing year at seven (7), subject to permitted increases under the articles of the Company or otherwise.  Based on votes cast, the proposal was approved by a vote of shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,222,320	302,335	–	–

Election of Directors:  To elect a Board of Directors to serve for the ensuing year. There were seven (7) nominees for the Company’s Board of Directors. Each of the seven (7) nominees listed below were elected to serve on the Board of Directors until the Company’s next annual general meeting of stockholders or unless they resign prior thereto or are removed by the Company’s shareholders. Based on votes cast, the voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Rose	6,811,893	713,112	–
Nicole Christoff	7,126,268	398,387	–
Melvin Elias	7,069,748	454,907	–
Albert Harrington	7,123,292	401,363	–
Tom Lynch	7,120,550	404,105	–
Errol Schweizer	7,058,102	466,553	–
Cameron Smith	6,898,568	626,087	–

Appointment of Auditors: To appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration. Based on votes cast, the proposal was approved by a vote of shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,985,273	–	539,382	–

Item 7.01 Regulation FD Disclosure.

On December 3, December 16 and December 18, 2020, the Company issued press releases announcing the leadership changes discussed in this Current Report on Form 8-K. Copies of the press releases, which are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, are hereby furnished pursuant to this Item 7.01. The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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Item 8.01 Other Events.

Appointment of Chief Revenue Officer

On December 3, 2020, the Company announced that Tracy McCourt was named to the new role of Chief Revenue Officer, effective December 7, 2020.

Submission of Stockholder Proposals for the Annual General Meeting

Proposals of shareholders intended to be presented at the Annual General Meeting of Shareholders during 2021 pursuant to SEC Rule 14a-8 of the Exchange Act must be received at our principal office not later than June 3, 2021 to be included in the proxy statement for that meeting.

Advance Notice Provisions

The Company’s articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of the Company by a shareholder (who must also meet certain qualifications outlined in such provisions) (the “Nominating Shareholder”) at any annual meeting of shareholders, or for any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Provisions”).  The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the articles of the Company, which has been filed as exhibit 3.1 with the Company’s Form 10 originally filed on August 24, 2020, as amended.

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the secretary of the Company at the principal executive offices of the Company. To be timely, a Nominating Shareholder’s notice to the secretary must be made: (i) the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made. The Advance Notice Provisions also prescribe the proper written form for a Nominating Shareholder’s notice.

The chairperson of the applicable meeting of shareholders has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Advance Notice Provisions and, if any proposed nomination is not in compliance with such provisions, to declare that such defective nomination be disregarded.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press release dated December 3, 2020
99.2	Press release dated December 16, 2020
99.3	Press release dated December 18, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDMEN ENTERPRISES INC

Date: December 18, 2020
	By:	/s/ Tom Lynch
	Name:	Tom Lynch
	Title:	Interim Chief Executive Officer

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